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                                                                     EXHIBIT 4.1


                         CONSENT OF INDEPENDENT AUDITORS

     We consent to the reference to our firm under the caption
"Experts-Independent Auditors" and to the use of our report dated April 7, 2004 in the Amendment No. 1 to the Registration Statement (File No. 333-114011) and related Prospectus of Claymore Securities Defined Portfolios, Series 174.


                                           /s/ Grant Thornton LLP
                                           ------------------------
                                           GRANT THORNTON LLP


Chicago, Illinois
April 7, 2004